SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)     August 20, 1998
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                        McNEIL REAL ESTATE FUND XX, L.P.
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             (Exact name of registrant as specified in its charter)





         California                     0-14007               33-0050225
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 (State or other jurisdiction of       (Commission          (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)




             13760 Noel Road, Suite 600, LB70, Dallas, Texas, 75240
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               (Address of principal executive offices) (Zip code)



Registrant's telephone number, including area code       (972)  448-5800
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On August 20, 1998, the Partnership received $2,541,572 as payment in full for both principal and interest receivable on the mortgage loan investment secured by Lakeland Nursing Home. Since the Partnership owns a 90% participation interest in the note, $254,157 of the payoff is payable to the owner of the remaining 10% of the note.




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                        McNEIL REAL ESTATE FUND XX, L.P.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:



                                      McNEIL REAL ESTATE FUND XX, L.P.



August 25, 1998                       By: /s/  Carol A. Fahs
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Date                                      Carol A. Fahs
                                          Chief Accounting Officer of McNeil
                                          Real Estate Management, Inc.